Supplement Dated November 3, 2026

AUGUSTAR LIFE INSURANCE COMPANY

AuguStar Variable Account A

Supplement to the Prospectus and Updating Summary Prospectus dated May 1, 2026

ONcore Flex ONcore Flex II ONcore Lite	ONcore Lite II ONcore Lite III ONcore Premier	ONcore Premier II ONcore Select 4 ONcore Select 7	ONcore Ultra ONcore Ultra II ONcore Value	ONcore Wealth Foundation 4 ONcore Wealth Foundation 7 ONcore Wrap	ONcore Xtra ONcore Xtra II

Supplement to the Prospectus dated May 1, 2019 and Notice Document dated May 1, 2026

Investar Vision/Top Spectrum	Top 1	Top Explorer	Top Plus	Top Tradition

AuguStar Variable Account B

Supplement to the Prospectus dated May 1, 2019 and Notice Document dated May 1, 2026

Top 1	Top Plus	Top Tradition

AuguStar Variable Account D

Supplement to the Prospectus dated May 1, 2019 and Notice Document dated May 1, 2026

Retirement Advantage

AuguStar Variable Account R

Supplement to the Prospectus dated May 1, 2019 and Notice Document dated May 1, 2026

GP VUL Vari-Vest I	Vari-Vest II Vari-Vest III	Vari-Vest IV Vari-Vest V	Vari-Vest Asset Builder Vari-Vest Survivor	Virtus VUL

NATIONAL SECURITY LIFE AND ANNUITY COMPANY

National Security Variable Account L

Supplement to the Prospectus dated May 1, 2019 and Notice Document dated May 1, 2026

Security Advantage VUL

National Security Variable Account N

Supplement to the Prospectus dated May 1, 2019 and Notice Document dated May 1, 2026

NScore Flex NScore Lite	NScore Lite II NScore Lite III	NScore Premier NScore Premier II	NScore Value NScore Xtra	NScore Xtra II

The following supplements and amends the above mentioned Prospectuses, Updating Summary Prospectuses, and Notice Documents,

as may be previously supplemented. Please read this supplement and retain it for future reference.

* * * * * * *

Registered Products to Which This Filing Relates:

This notice is being filed with the U.S. Securities and Exchange Commission (the “SEC”) only with respect to the variable annuity contracts and variable life insurance policies listed in the table above, which are issued by AuguStar Life Insurance Company and National Security Life and Annuity Company through separate accounts registered with the SEC.

The same notice is also being sent to owners of certain variable life insurance policies that are not registered with the SEC and that have contract value allocated to one or more of the portfolios described below. The inclusion of this notice in an SEC filing does not mean that any such unregistered contract or policy, or the separate account through which it is issued, is registered with the SEC. This notice is not an offer to sell, or a solicitation of an offer to buy, any contract or policy.

November 3, 2026

Dear Contract Owner:

We’re contacting you to notify you that the Board of Directors (the “Board”) of the AuguStar Variable Insurance Products Fund, Inc. (the “Fund”) has approved three reorganizations (each, a “reorganization”), and each such reorganization involves portfolios available within your AuguStar variable annuity contract and/or variable life insurance policy (your “Contract”). After considering a number of factors, the Board concluded that each reorganization is in the best interests of each portfolio involved in that reorganization. For each reorganization, total annual operating expenses of the survivor portfolio are expected to be the same or lower than those of the target portfolio.

You are receiving this notice because you have Contract value allocated to one or more of the target portfolios listed in the table below. Depending on how your Contract value is allocated, you may be affected by one or more of the reorganizations. The information in this notice applies to you only with respect to each target portfolio to which you have Contract value allocated. As of the close of business on or about December 18, 2026, each target portfolio’s assets will be transferred to its corresponding survivor portfolio, and any Contract value you have allocated to a target portfolio immediately before its reorganization will be allocated to the corresponding survivor portfolio. Please note that the Fund may postpone or abandon the reorganization under certain circumstances.

Target Portfolio	Survivor Portfolio
AVIP Fidelity Institutional AM® Equity Growth Portfolio	AVIP BlackRock Advantage Large Cap Growth Portfolio¹
AVIP AB Relative Value Portfolio	AVIP S&P 500® Index Portfolio²
AVIP BlackRock Advantage Small Cap Growth Portfolio	AVIP AB Small Cap Portfolio³

[1]	The survivor portfolio pursues a similar investment objective and substantially similar principal investment strategies as the target portfolio.
[2]	The survivor portfolio is an index portfolio that seeks to track the S&P 500® Index and, unlike the target portfolio, is not actively managed.
[3]	The survivor portfolio pursues a similar investment objective and substantially similar principal investment strategies as the target portfolio.

Please note that you may not have money invested in all the portfolios listed above. These changes will take place automatically, and any future allocations under your Contract that are affected will also be updated automatically. You do not need to take any action unless you would prefer to reallocate your Contract value to other portfolios. From October 19, 2026, through February 16, 2027, you may make one transfer of Contract value out of a target portfolio or, after its reorganization, the corresponding survivor portfolio, without charge and without the transfer counting toward any transfer limit under your Contract. Transfer requests received in good order before the close of regular trading on the New York Stock Exchange on December 18, 2026 will be processed before the reorganizations. No sales charges, redemption fees or other transaction fees will result from the reorganizations.

Please note: If your plan maintains individual participant accounts, please provide a copy of this notice to the affected participants

Changing an investment election.

How you can change an investment election:

While not required, you may update your allocations by taking one of the following steps:

•	Contact your financial professional for assistance with new allocation instructions.
•	Provide instructions online at augustarfinancial.com (select “My Policy or Contract”).
•	Provide instructions over the phone:
o	For individual annuity contracts, call our Annuity Product Specialists at 888.925.6446.
o	For life policies, call our Life Customer Service representatives at 800.366.6654.
o	For group annuity contracts, call our customer service team at 877.777.1112.
o	For National Security Life and Annuity Company contracts, call our customer service team at 877.446.6020.

Learn more

An Information Statement/Prospectus describing the reorganization(s) will be available on or about November 20, 2026 at augustarfund.com, and a free copy may be requested by calling in. If you own a registered contract or policy, a copy will also be sent to you. Objective, strategy, and fee information for each target portfolio and survivor portfolio is also available online at augustarfund.com.

Sincerely,

Brian White, AAPA

2nd Vice President, Customer Service and Claims

AuguStar Life Insurance Company

Product Issuer: AuguStar Life Insurance Company and National Security Life and Annuity Company
Registered Product Distributor: AuguStar Distributors, Inc., Member FINRA

To obtain current fund prospectuses, contact your financial professional or visit https://funddocs.filepoint.com/augustar/. Please read the fund prospectuses carefully before you invest or send money. Investors should consider the investment objectives, strategies, risk factors, charges and expenses of the underlying variable portfolios carefully before investing. The fund prospectus contains this and other information about the underlying variable portfolios.